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THIS EXHIBIT CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. THE CONFIDENTIAL INFORMATION ON PAGES 1, AND 2 HAS BEEN REPLACED WITH ASTERISKS.

                                                                EXHIBIT 10.1(b)



                                  AMENDMENT #1

THIS AMENDMENT #1 ("Amendment") is made and entered into as of November 16, 1999, ("Amendment Effective Date") by and between iPHYSICIAN NET INC. f/k/a IPNI COMMUNICATIONS CORPORATION), a Delaware corporation ("IPN"); and GLAXO WELLCOME INC., a North Carolina corporation ("GW"); and amends and supplements, as specifically set forth herein, that certain Services Agreement by and between IPN and GW, dated effective as of July 1, 1999 ("Agreement").

NOW, THEREFORE, in consideration of the mutual promises and obligations of the parties, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree to amend the Agreement as follows:

1. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2. Due to a corporate name change of IPN, all references in the Agreement to "Vendor", "IPNI" and/or "IPNI Communications Corporation" or any variations thereof, shall refer to the new corporate name of iPhysician Net Inc. and/or IPN, as appropriate. Notwithstanding anything herein to the contrary, the amendment described in this section is deemed to be effective as of the effective date of the IPN corporate name change.

3. The first paragraph of Subsection 2(a) of the Agreement is hereby amended to change the target numbers for enrollment and operationalization of Targeted Physicians to use the IPN Primary Care Network System for calendar years 1999 and 2000 as follows: (a) 550 for calendar year 1999 (as opposed to 3,000 as set forth in the Agreement) and (b) an additional **** for calendar year 2000 (as opposed to an additional **** as set forth in the Agreement). The target number for enrollment and operationalization of Targeted Physicians to use the IPN Primary Care Network System for calendar year 2001 shall remain unchanged.

4. The second paragraph of Subsection 2(a) of the Agreement is hereby amended so that GW shall have the right to modify the list of Targeted Physicians no more frequently than once in any given calendar quarter (as opposed to no more frequently than twice in any given calendar year).

Additionally, at the beginning of each calendar quarter during the term of the Agreement, IPN shall be obligated to provide GW a written report specifying IPN's proposed geographic rollout of the IPN System for at least the immediately following calendar quarter (i.e., on or about July 1, IPN shall provide GW the geographic areas into which IPN intends to introduce the IPN System in the calendar quarter beginning October 1).







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* Confidential information has been omitted and filed separately with the
  Securities and Exchange Commission pursuant to a confidential treatment request.

5. The first paragraph of Subsection 5(b) of the Agreement is hereby amended in its entirety to read as follows:

         (b) Invoicing and Payment. GW shall prepay to Vendor the sum of **** upon the execution of this Agreement for fees to be earned hereunder by Vendor. Upon Vendor shall invoice GW for an additional **** fee prepayment no later than November 30, 1999. Vendor shall deduct any and all fees earned by it hereunder against such prepayment amounts. Notwithstanding such prepayment, Vendor shall supply GW with monthly invoices showing the fees earned during such month that were deducted from any such prepayment.

6. Except as specifically modified herein, the terms and conditions of the Agreement are, and shall remain, in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives effective as of the Amendment Effective Date first above written.

GLAXO WELLCOME INC.                          iPHYSICIAN NET INC. (f/k/a IPNI
                                             COMMUNICATIONS CORPORATION)

By:   /s/ Lu McLeod                          By:      /s/ John W. Benson

Title:                                       Title:   President

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